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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 1, 1998

              Cambridge Technology Partners (Massachusetts), Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                  304 Vassar Street, Cambridge, Massachusetts
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                   (Address of principal executive offices)

                                     02139
                                  ----------
                                  (Zip Code)

                                (617) 374-9800
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              Registrant's telephone number, including area code


          Delaware                       0-21040                 06-132-0610
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)
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Item 5:  Other Events
---------------------

     On December 1, 1998, Cambridge Technology Partners (Massachusetts), Inc. ("Cambridge") reported that a lawsuit had been filed against Cambridge by certain of the former shareholders of Excell Data Corporation in the United States District Court for the District of Massachusetts. Cambridge issued a press release (the "Press Release") announcing the filing of the lawsuit. The Press Release is hereby incorporated by reference herein, and attached hereto as
Exhibit 99.1.


Exhibit No.                                  Description
------------         ----------------------------------------------------------
    99.1             Press Release issued by Cambridge on December 1, 1998.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                     (MASSACHUSETTS), INC.



December 2, 1998                    By: /s/ Arthur M. Toscanini
                                        -----------------------
                                        Arthur M. Toscanini
                                        Executive Vice President, Finance,
                                        Chief Financial Officer, Treasurer
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                                 Exhibit Index
                                 -------------

Exhibit No.                              Description
------------                             -----------
    99.1             Press Release Issued by Cambridge on December 1, 1998.